UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 1, 2018
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.

On June 1, 2018, Boyd Gaming Corporation (“Boyd”) issued a press release announcing the closing of the Merger (defined below). The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 8.01.    Other Events.

On June 1, 2018, Boyd completed its previously announced acquisition of Lattner Entertainment Group Illinois, LLC (“Lattner”). Boyd acquired Lattner pursuant to an Agreement and Plan of Merger, dated as of May 1, 2018 (the “Merger Agreement”), by and among Boyd, Boyd TCVI Acquisition, LLC, a wholly owned subsidiary of Boyd (“Boyd TCVI”), Lattner, and Lattner Capital, LLC, solely in its capacity as the representative of the equity holders of Lattner. Pursuant to the Merger Agreement, Boyd TCVI merged with and into Lattner (the “Merger”), with Lattner surviving the Merger. Lattner is now a wholly owned subsidiary of Boyd.

Boyd acquired Lattner for $100 million in cash, adjusted for cash, indebtedness and current liabilities of Lattner at closing and transaction expenses of Lattner.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Boyd’s Current Report on Form 8-K filed May 3, 2018, which is incorporated herein in its entirety by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, made and entered into on May 1, 2018, by and among Boyd Gaming Corporation, Boyd TCVI Acquisition, LLC, Lattner Entertainment Group Illinois, LLC, and Lattner Capital, LLC, solely in its capacity as the Representative (incorporated by reference to Exhibit 2.1 of Boyd Gaming Corporation’s Current Report on Form 8-K filed May 3, 2018).

99.1	Press Release, dated June 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2018	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer